                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         March 6, 1998
                                                  -----------------------------


                             The Fonda Group, Inc.


          Delaware                 333-24939                13-3220732
-----------------------------  ---------------------  ---------------------
(State or other jurisdiction     (Commission File          (IRS Employer
      of incorporation)               Number)           Identification No.)




  27 Lower Newton Street, St. Albans, Vermont                      05478
------------------------------------------------                  --------
    (Address of principal executive offices)                      Zip Code


Registrant's telephone number, including area code:       (802) 524-5966


                                      N/A
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

   The following sets forth Fonda's pro forma condensed statements of income for the fiscal year ended July 27, 1997 and the six and twelve months ended January 25, 1998 which have been derived from Fonda's historical statements of income for the fiscal year ended July 27, 1997 and the six and twelve months ended January 25, 1998, and give effect to (i) the acquisition of the outstanding capital stock of Heartland Mfg. Corp. as of June 2, 1997 and the net assets of the former division of Astro Valcour, Inc. from Tenneco Inc. as of June 10, 1997, (ii) the February 24, 1997 issuance of the 9 1/2% Senior Subordinated Notes due 2007, (iii) the acquisition of certain net assets of Leisureway Inc. on January 5, 1998 and (iv) the Natural Dam Mill Disposition, as if each such transaction had occurred on the first day of Fonda's fiscal year ended July 27, 1997.

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
                      FONDA UNAUDITED PRO FORMA CONDENSED
                             STATEMENT OF INCOME
                            (DOLLARS IN THOUSANDS)

                                                               YEAR ENDED JULY 27, 1997
                                       ------------------------------------------------------------------------
                                                         NATURAL
                                           FONDA        DAM MILL      ACQUISITIONS       OTHER        FONDA
                                        HISTORICAL   DISPOSITION (a) HISTORICAL (b)   ADJUSTMENTS   PRO FORMA
                                       ------------ ---------------  -------------- -------------  -----------
STATEMENT OF INCOME DATA:
Net sales.............................   $252,513       $(19,340)        $29,677                     $262,850
Cost of goods sold....................    196,333        (13,114)         21,595        $    90 (c)   204,904
                                       ------------ ---------------  -------------- -------------  -----------
Gross profit..........................     56,180         (6,226)          8,082            (90)       57,946
Selling, general and administrative
 expenses.............................     37,168         (2,125)          5,908         (1,561)(d)    39,390
Other income, net.....................     (1,608)            --              --                       (1,608)
                                       ------------ ---------------  -------------- -------------  -----------
 Income from operations...............     20,620         (4,101)          2,174          1,471        20,164
Interest expense, net.................      9,017             --              --          3,067 (e)    12,084
                                       ------------ ---------------  -------------- -------------  -----------
Income before taxes and extraordinary
 loss.................................     11,603         (4,101)          2,174         (1,596)        8,080
Income taxes (f)......................      4,872         (1,722)            913           (670)        3,393
                                       ------------ ---------------  -------------- -------------  -----------
Income before extraordinary loss .....   $  6,731       $ (2,379)        $ 1,261        $  (926)     $  4,687
                                       ============ ===============  ============== =============  ===========

OTHER FINANCIAL DATA:
EBITDA (g) ...........................   $ 23,942                                                    $ 23,962
Cash interest expense (h).............      8,309                                                      11,520
Capital expenditures .................     10,363         (8,601)                                       1,762
Depreciation and amortization (i) ....      4,440           (171)            351            786         5,406
Ratio of EBITDA to cash interest
 expense (g)(h) ......................        2.9x                                                        2.1x

     See Notes to Fonda Unaudited Pro Forma Condensed Statement of Income.

                      FONDA UNAUDITED PRO FORMA CONDENSED
                             STATEMENT OF INCOME
                            (DOLLARS IN THOUSANDS)

                                                        SIX MONTHS ENDED JANUARY 25, 1998
                                     ------------------------------------------------------------------------
                                                       NATURAL
                                         FONDA        DAM MILL      ACQUISITIONS       OTHER        FONDA
                                      HISTORICAL   DISPOSITION (a) HISTORICAL (b)   ADJUSTMENTS   PRO FORMA
                                     ------------ ---------------  -------------- -------------  -----------
STATEMENT OF INCOME DATA:
Net sales...........................   $136,674        $(8,893)        $4,292                      $132,073
Cost of goods sold .................    108,077         (7,742)         3,253             35 (c)    103,623
                                     ------------ ---------------  -------------- -------------  -----------
Gross profit .......................     28,597         (1,151)         1,039            (35)        28,450
Selling, general and administrative
 expenses ..........................     19,814           (610)           930           (130)(d)     20,004
 Income from operations ............      8,783           (541)           109             95          8,446
Interest expense, net ..............      6,003             --             --                         6,003
                                     ------------ ---------------  -------------- -------------  -----------
Income before taxes and
 extraordinary loss ................      2,780           (541)           109             95          2,443
Income taxes (f) ...................      1,168           (227)            46             40          1,027
                                     ------------ ---------------  -------------- -------------  -----------
Income before extraordinary loss ...   $  1,612        $  (314)        $   63          $  55       $  1,416
                                     ============ ===============  ============== =============  ===========
OTHER FINANCIAL DATA:
EBITDA (g) .........................   $ 11,670                                                    $ 11,193
Cash interest expense (h)...........      5,924                                                       5,731
Capital expenditures ...............      4,408         (1,692)                                       2,716
Depreciation and amortization (i)  .      2,694           (110)            23            140          2,747
Ratio of EBITDA to cash interest
 expense (g)(h).....................        2.0x                                                        2.0x

     See Notes to Fonda Unaudited Pro Forma Condensed Statement of Income.

                      FONDA UNAUDITED PRO FORMA CONDENSED
                             STATEMENT OF INCOME
                            (DOLLARS IN THOUSANDS)

                                                       TWELVE MONTHS ENDED JANUARY 25, 1998
                                     ------------------------------------------------------------------------
                                                       NATURAL
                                         FONDA        DAM MILL      ACQUISITIONS       OTHER        FONDA
                                      HISTORICAL   DISPOSITION (a) HISTORICAL (b)   ADJUSTMENTS   PRO FORMA
                                     ------------ ---------------  -------------- -------------  -----------
STATEMENT OF INCOME DATA:
Net sales...........................   $264,808       $(19,037)        $17,424                     $263,195
Cost of goods sold..................    207,423        (14,357)         13,334             77 (c)   206,477
                                     ------------ ---------------  -------------- -------------  -----------
Gross profit........................     57,385         (4,680)          4,090            (77)       56,718
Selling, general and administrative
 expenses...........................     37,462         (1,685)          2,923            (22)(d)    38,678
Other income, net...................     (1,608)            --              --                       (1,608)
                                     ------------ ---------------  -------------- -------------  -----------
 Income from operations.............     21,531         (2,995)          1,167            (55)       19,648
Interest expense, net...............     10,480             --              --          1,582 (e)    12,062
                                     ------------ ---------------  -------------- -------------  -----------
Income before taxes and
 extraordinary loss.................     11,051         (2,995)          1,167         (1,637)        7,586
Income taxes (f)....................      4,640         (1,257)            490           (687)        3,186
                                     ------------ ---------------  -------------- -------------  -----------
Income before extraordinary loss ...   $  6,411       $ (1,738)        $   677        $  (950)     $  4,400
                                     ============ ===============  ============== =============  ===========
OTHER FINANCIAL DATA:
EBITDA (g)..........................   $ 24,881                                                    $ 23,435
Cash interest expense (h)...........     10,233                                                      11,498
Capital expenditures................     12,697         (9,159)                                       3,538
Depreciation and amortization (i) ..      4,275            285             184            651         5,395
Ratio of EBITDA to cash interest
 expense (g)(h).....................        2.4x                                                        2.0x

     See Notes to Fonda Unaudited Pro Forma Condensed Statement of Income.

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                      NOTES TO FONDA UNAUDITED PRO FORMA
                        CONDENSED STATEMENTS OF INCOME

   (a) Reflects the elimination of the results of operations of the Natural Dam mill as a result of the Natural Dam Mill Disposition.

   (b) The results of operations of each entity acquired in the 1997 Fonda Acquisitions are included in Fonda's historical results of operations commencing with such entity's respective acquisition date. The adjustments reflect (i) the additional results of operations of the acquired entities as if such acquisitions had occurred at the beginning of the year ended July 27, 1997 and (ii) the results of operations of the Leisureway Acquisition as if it had occurred at the beginning of the year ended July 27, 1997.

   (c) Reflects an increase in depreciation expense resulting from the allocation of the purchase price to the long-term assets acquired based on fair value and an average life ranging from 8 to 30 years.

   (d) Reflects adjustments to general and administrative expenses resulting from the 1997 Fonda Acquisitions and the Leisureway Acquisition, as follows:

                                                                    SIX MONTHS      TWELVE MONTHS
                                                   YEAR ENDED         ENDED             ENDED
                                                 JULY 27, 1997   JANUARY 25, 1998 JANUARY 25, 1998
                                                --------------- ----------------  ----------------
Goodwill amortization over twenty years:
 1997 Fonda Acquisitions ......................     $   440                             $ 176
 Leisureway Acquisition .......................         373           $ 155               342
Contractual reduction in officer compensation:
 1997 Fonda Acquisitions ......................      (1,439)                               --
 Leisureway Acquisition .......................        (935)           (285)             (540)
                                                --------------- ----------------  ----------------
                                                    $(1,561)          $(130)            $ (22)
                                                =============== ================  ================

   (e) Reflects (i) the elimination of interest income attributable to cash used to finance a portion of the 1997 Fonda Acquisitions, (ii) additional interest expense resulting from the issuance of the Fonda Notes and borrowings under the Fonda Credit Facility to finance the 1997 Fonda Acquisitions and the Leisureway Acquisition and (iii) the elimination of interest expense relating to indebtedness that was repaid with a portion of the proceeds of the Fonda Notes and the Natural Dam Mill Disposition.

   (f) For pro forma purposes, the income tax provision was calculated at 42% based on enacted statutory rates applied to pro forma pre-tax income and the provisions of SFAS No. 109.

   (g) EBITDA represents income from operations before interest expense, provision for income taxes, other income and depreciation and amortization. EBITDA is generally accepted as providing information regarding a company's ability to service debt. EBITDA should not be considered in isolation or as a substitute for net income, cash flows from operations, or other income or cash flow data prepared in accordance with generally accepted accounting principles or as a measure of a company's profitability or liquidity.

       EBITDA does not reflect the elimination of $2.8 million and $1.4 million of fixed costs in Fiscal 1997 and the twelve months ended January 25, 1998, respectively, that would not have been incurred had the Three Rivers and Long Beach facilities been closed at the beginning of the year ended July 27, 1997.

   (h) Cash interest expense consists of interest expense, excluding amortization of deferred financing costs of $564, $272 and $564 for Fiscal 1997 and the six and twelve months ended January 25, 1998, respectively.

   (i) Depreciation and amortization excludes amortization of deferred financing costs, which are included in interest expense.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 6, 1998                               THE FONDA GROUP, INC.


                                            By: /s/ Hans H. Heinsen
                                               -------------------------
                                               Hans H. Heinsen
                                               Chief Financial Officer/
                                               Principal Accounting Officer






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